EXHIBIT 99.2


                      GSMC MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of March 1, 2007 (this "Agreement"), between Goldman Sachs Mortgage Company (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2007-GG9, Commercial Mortgage Pass-Through Certificates, Series 2007-GG9. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of March 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of February 21, 2007, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of February 21, 2007 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of February 21, 2007.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $2,836,419,149.72 (the "Initial Principal Balance") as of the close of business on its Due Date in March 2007 or, with respect to each Mortgage Loan that does not have a Due Date in March 2007, March 6, 2007 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on March 8, 2007, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to _____% of the Initial Principal Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

            (i) The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

            (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto; provided that the Seller expressly does not make any Multifamily Representation with respect to any Mortgage Loan that is not in the Multifamily Loan Group. As used in Exhibit B, the term "Multifamily Loan Group" shall mean a loan group comprised of the multifamily mortgages and mortgages on manufactured housing parks identified as Loan Group 2 on the Mortgage Loan Schedule. The term "Multifamily Representation" shall mean each of the representations and warranties made by the Seller with respect to any Mortgage Loan in the Multifamily Loan Group in clause (48) of Exhibit B.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5. Notice of Breach; Cure; Repurchase.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects (or, in the case of a breach of any Multifamily Representation, is deemed to materially and adversely affect) the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit. For purposes of this Section 5(a) and other related provisions of this Agreement, a breach of any Multifamily Representation with respect to a Mortgage Loan in the Multifamily Loan Group shall be deemed to materially and adversely affect the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan and shall constitute a Material Breach.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

            (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of New York as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    SELLER

                                    GOLDMAN SACHS MORTGAGE COMPANY

                                    By: GOLDMAN SACHS REAL ESTATE FUNDING CORP.,
                                        its General Partner

                                    By:   /s/ Leo Huang
                                        ----------------------------------------
                                        Name:  Leo Huang
                                        Title:  Vice President

                                    Address for Notices:

                                    85 Broad Street
                                    New York, NY 10004
                                    Attention:  Emily Brooks Garriott
                                    Facsimile No.:  (212) 346-3594
                                    and
                                    Attention: David Stiepleman, Esq.
                                    Facsimile No.:  (212) 428-3141

                                    PURCHASER

                                    GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

                                    By:   /s/ Andrew Snow
                                        ----------------------------------------
                                        Name:  Andrew Snow
                                        Title: Senior Vice President

                                    Address for Notices:

                                    600 Steamboat Road
                                    Greenwich, CT
                                    Attention:  Andrew Snow
                                    Facsimile No.:  (203) 618-2134
                                    and
                                    Attention:  Paul Stevelman, Esq.
                                    Facsimile No.:  (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule



GCCFC 07-GG9 Loan ID   GCFP Control_Number   GCFP Loan ID    Loan Name
--------------------   -------------------   -------------   -------------------------------------
                   2   00-1001210            00-1001210      590 Madison Avenue
                   3   00-1001214            00-1001214      Schron Industrial Portfolio
                3.01   00-1001214-1          00-1001214-1    575 Underhill Boulevard
                3.02   00-1001214-2          00-1001214-2    99 Lafayette Drive
                3.03   00-1001214-3          00-1001214-3    600 West John Street
                3.04   00-1001214-4          00-1001214-4    6851 Jericho Turnpike
                3.05   00-1001214-5          00-1001214-5    95 Horseblock Road
                3.06   00-1001214-6          00-1001214-6    270 Duffy Avenue
                3.07   00-1001214-7          00-1001214-7    100 Spence Street
                3.08   00-1001214-8          00-1001214-8    717 Broadway Avenue
                3.09   00-1001214-9          00-1001214-9    101-125 Comac Street
                3.10   00-1001214-10         00-1001214-10   1140 Motor Parkway
                3.11   00-1001214-11         00-1001214-11   200 Finn Court
                3.12   00-1001214-12         00-1001214-12   725 Broadway Avenue
                3.13   00-1001214-13         00-1001214-13   90 13th Avenue
                3.14   00-1001214-14         00-1001214-14   2905 Veteran's Highway
                3.15   00-1001214-15         00-1001214-15   230 Duffy Avenue
                3.16   00-1001214-16         00-1001214-16   One Fairchild Court
                3.17   00-1001214-17         00-1001214-17   511-523 Commack Road
                3.18   00-1001214-18         00-1001214-18   325 Duffy Avenue
                3.19   00-1001214-19         00-1001214-19   80 13th Avenue
                3.20   00-1001214-20         00-1001214-20   33 Comac Loop
                3.21   00-1001214-21         00-1001214-21   275 Marcus Boulevard
                3.22   00-1001214-22         00-1001214-22   1 Comac Loop
                3.23   00-1001214-23         00-1001214-23   200 13th Avenue
                3.24   00-1001214-24         00-1001214-24   92 Central Avenue
                3.25   00-1001214-25         00-1001214-25   79 Express Street
                3.26   00-1001214-26         00-1001214-26   360 Smith Street
                3.27   00-1001214-27         00-1001214-27   450 Commack Road
                3.28   00-1001214-28         00-1001214-28   100 13th Avenue
                3.29   00-1001214-29         00-1001214-29   95 Seaview Boulevard
                3.30   00-1001214-30         00-1001214-30   171 Milbar Boulevard
                3.31   00-1001214-31         00-1001214-31   290 Duffy Avenue
                3.32   00-1001214-32         00-1001214-32   151-169 East 2nd Street
                3.33   00-1001214-33         00-1001214-33   171-175 East 2nd Street
                3.34   00-1001214-34         00-1001214-34   280 Duffy Avenue
                3.35   00-1001214-35         00-1001214-35   One Underhill Road
                3.36   00-1001214-36         00-1001214-36   939 Motor Parkway
                   4   00-1001215            00-1001215      667 Madison Avenue
                   9   00-1001208            00-1001208      Merchandise Mart
                  10   09-0002520            09-0002520      COPT Office Portfolio
               10.01   09-0002520-1          09-0002520-1    Airport Square 20
               10.02   09-0002520-2          09-0002520-2    Airport Square 15
               10.03   09-0002520-3          09-0002520-3    5725 Mark Dabling Boulevard
               10.04   09-0002520-4          09-0002520-4    5775 Mark Dabling Boulevard
               10.05   09-0002520-5          09-0002520-5    Airport Square 19
               10.06   09-0002520-6          09-0002520-6    Airport Square 10
               10.07   09-0002520-7          09-0002520-7    Airport Square 21
               10.08   09-0002520-8          09-0002520-8    Airport Square 14
               10.09   09-0002520-9          09-0002520-9    5755 Mark Dabling Boulevard
               10.10   09-0002520-10         09-0002520-10   Airport Tech 1
               10.11   09-0002520-11         09-0002520-11   Airport Tech 4
               10.12   09-0002520-12         09-0002520-12   Airport Tech 2
               10.13   09-0002520-13         09-0002520-13   1925 AeroTech
               10.14   09-0002520-14         09-0002520-14   1915 AeroTech
                  12   00-1001206            00-1001206      Plaza America Towers I and II
                  15   00-1001202            00-1001202      Boulevard Mall
                  17   09-0002480            09-0002480      Life Time Fitness Portfolio
               17.01   09-0002480-1          09-0002480-1    Tempe Life Time
               17.02   09-0002480-2          09-0002480-2    Willowbrook Life Time
               17.03   09-0002480-3          09-0002480-3    Garland - Life Time
               17.04   09-0002480-4          09-0002480-4    Flower Mound Life Time
               17.05   09-0002480-5          09-0002480-5    Sugar Land Life Time
               17.06   09-0002480-6          09-0002480-6    Commerce Life Time
                  18   00-1001207            00-1001207      Renaissance Atlanta Waverly Hotel
                  19   09-0002273            09-0002273      Branson Landing
                  22   00-1001216            00-1001216      One Westchase Center
                  26   09-0002549            09-0002549      Car Dealership Portfolio
               26.01   TBD-1                 TBD-1           MotorWorld
               26.02   TBD-2                 TBD-2           Wolfchase Toyota
               26.03   TBD-3                 TBD-3           Capitol Chevrolet
               26.04   TBD-4                 TBD-4           Crest Honda World
                  28   09-0002327            09-0002327      The District II
                  29   09-0002544            09-0002544      Apollo Portfolio 1
               29.01   TBD4-1                TBD4-1          4816 West Fountain Avenue Apartments
               29.02   TBD4-2                TBD4-2          716 South Berendo Apartments
               29.03   TBD4-3                TBD4-3          The Roxy Apartments
               29.04   TBD4-4                TBD4-4          Fernwood Apartments
               29.05   TBD4-5                TBD4-5          849 South Oxford Apartments
               29.06   TBD4-6                TBD4-6          167 South Normandie Avenue
               29.07   TBD4-7                TBD4-7          Valencia Apartments
               29.08   TBD4-8                TBD4-8          Royal Lake
               29.09   TBD4-9                TBD4-9          728 South Berendo Apartments
               29.10   TBD4-10               TBD4-10         Park View Apartments
               29.11   TBD4-11               TBD4-11         904 North Hoover Street Apartments
               29.12   TBD4-12               TBD4-12         Heliotrope Apartments
                  30   09-0002548            09-0002548      Park Place Motorcars
                  32   09-0002516            09-0002516      Baybrook Gateway
                  34   00-1001197            00-1001197      Victoria Ward Warehouse & Plaza
                  40   09-0002521            09-0002521      Central Park Plaza
                  43   09-0002527            09-0002527      Summerfield Suites - White Plains
                  44   09-0002483            09-0002483      Second & Josephine
                  59   09-0002487            09-0002487      Two Rivers - Aurora Healthcare Clinic
                  62   09-0002531            09-0002531      Summerfield Suites - Pleasant Hill
                  65   09-0002486            09-0002486      Hartford - Aurora Healthcare Clinic
                  70   09-0002488            09-0002488      300 North Martingale
                  73   09-0002533            09-0002533      Summerfield Suites - Scottsdale
                  81   09-0002528            09-0002528      Summerfield Suites - Bridgewater
                  82   09-0002532            09-0002532      Summerfield Suites - Pleasanton
                  83   09-0002285            09-0002285      Tuileries Plaza Phase I
                  84   09-0002451            09-0002451      Northridge Crossing
                  89   09-0002479            09-0002479      Charlotte Park
                  91   09-0002476            09-0002476      3400 Club Drive
                  92   09-0002530            09-0002530      Summerfield Suites - Gaithersburg
                  96   09-0002457            09-0002457      Hillcroft I & II
                  97   09-0002469            09-0002469      175 Pinelawn Road
                 100   09-0002255            09-0002255      Toringdon III
                 102   09-0002444            09-0002444      Corporate Center I
                 104   09-0002445            09-0002445      Glendale Center
                 105   09-0002297            09-0002297      Palisades II
                 108   09-0002496            09-0002496      300 Main
                 110   09-0002420            09-0002420      Princess Road Medical Arts Building
                 111   09-0002505            09-0002505      Centerra Marketplace
                 114   09-0002515            09-0002515      Atrium Office Building
                 115   09-0002256            09-0002256      Toringdon V
                 116   09-0002475            09-0002475      Timberwood Trace Apartments
                 121   09-0002519            09-0002519      MarketPlace
                 122   09-0002492            09-0002492      Orchard Centre
                 125   09-0002506            09-0002506      Woodhaven
                 126   09-0002499            09-0002499      Westwoods Shopping Center
                 128   09-0002504            09-0002504      University Business Park
                 130   09-0002474            09-0002474      200 Fillmore
                 131   09-0002461            09-0002461      Airport Center
                 132   09-0002370            09-0002370      Oakley Plaza
                 133   09-0002484            09-0002484      Neenah - Aurora Healthcare Clinic
                 134   09-0002510            09-0002510      Villager Square
                 135   09-0002482            09-0002482      Frisco Plaza
                 136   09-0002485            09-0002485      Stafford North Plaza
                 137   09-0002529            09-0002529      Summerfield Suites - Charlotte
                 140   09-0002448            09-0002448      Festival
                 141   09-0002379            09-0002379      Rogers Ranch
                 146   09-0002472            09-0002472      Northridge Pavilion III and IV
                 148   09-0002450            09-0002450      PETsMART Plaza
                 149   09-0002470            09-0002470      Hallock Office Park
                 151   09-0002518            09-0002518      Academy Sports & Outdoors
                 152   09-0002465            09-0002465      Grants Pass
                 154   09-0002266            09-0002266      Poway Executive Center
                 157   09-0002442            09-0002442      Lakewood at Georgia Avenue
                 158   09-0002455            09-0002455      West and Ironwood Building
                 163   09-0002462            09-0002462      Staverton East
                 164   09-0002449            09-0002449      Centennial Square
                 165   09-0002478            09-0002478      Kent Rite Aid
                 166   09-0002458            09-0002458      Streets of Toringdon
                 167   09-0002464            09-0002464      JAMAD I
                 168   09-0002542            09-0002542      Delray North Business Center
                 173   09-0002489            09-0002489      County Line Shopping Center
                 174   09-0002497            09-0002497      Palmhurst Shopping Center
                 175   09-0002503            09-0002503      8404 North Navarro
                 176   09-0002307            09-0002307      Lake Mead
                 179   09-0002517            09-0002517      Arbrook Square Shopping Center
                 180   09-0002439            09-0002439      Pyramid I
                 182   09-0002491            09-0002491      Holiday Tower
                 184   09-0002514            09-0002514      Fidelity Building
                 185   09-0002477            09-0002477      2425 East Commercial
                 186   09-0002501            09-0002501      Tamarac Business Center
                 188   09-0002459            09-0002459      Middletown Plaza
                 189   09-0002452            09-0002452      Bread & Butter
                 190   09-0002447            09-0002447      Knightsbridge Apartments
                 193   09-0002456            09-0002456      Third Street Station
                 194   09-0002471            09-0002471      Barnett Medical Center
                 196   09-0002490            09-0002490      972 Partnership
                 198   09-0002304            09-0002304      Aliante
                 200   09-0002443            09-0002443      Social Security Administration




SPLIT LOANS

9-P                    00-1001208            00-1001208      Merchandise Mart
34-B                   00-1001197            00-1001197      Victoria Ward Warehouse & Plaza
100-B                  09-0002255            09-0002255      Toringdon III
115-B                  09-0002256            09-0002256      Toringdon V
125-B                  09-0002506            09-0002506      Woodhaven (1)


GCCFC 07-GG9 Loan ID   Property Name                           General Property Type   Detailed Property Type
--------------------   -------------------------------------   ---------------------   --------------------------------
                   2   590 Madison Avenue                      Office                  General Urban
                   3   Schron Industrial Portfolio
                3.01   575 Underhill Boulevard                 Industrial              Industrial / Warehouse w/ Office
                3.02   99 Lafayette Drive                      Industrial              Industrial / Warehouse w/ Office
                3.03   600 West John Street                    Industrial              Industrial / Warehouse w/ Office
                3.04   6851 Jericho Turnpike                   Industrial              Industrial / Warehouse w/ Office
                3.05   95 Horseblock Road                      Industrial              Industrial / Warehouse w/ Office
                3.06   270 Duffy Avenue                        Industrial              Industrial / Warehouse w/ Office
                3.07   100 Spence Street                       Industrial              Industrial / Warehouse w/ Office
                3.08   717 Broadway Avenue                     Industrial              Industrial / Warehouse w/ Office
                3.09   101-125 Comac Street                    Industrial              Industrial / Warehouse w/ Office
                3.10   1140 Motor Parkway                      Industrial              Industrial / Warehouse w/ Office
                3.11   200 Finn Court                          Industrial              Industrial / Warehouse w/ Office
                3.12   725 Broadway Avenue                     Industrial              Industrial / Warehouse w/ Office
                3.13   90 13th Avenue                          Industrial              Industrial / Warehouse w/ Office
                3.14   2905 Veteran's Highway                  Industrial              Industrial / Warehouse w/ Office
                3.15   230 Duffy Avenue                        Industrial              Industrial / Warehouse w/ Office
                3.16   One Fairchild Court                     Industrial              Industrial / Warehouse w/ Office
                3.17   511-523 Commack Road                    Industrial              Industrial / Warehouse w/ Office
                3.18   325 Duffy Avenue                        Industrial              Industrial / Warehouse w/ Office
                3.19   80 13th Avenue                          Industrial              Industrial / Warehouse w/ Office
                3.20   33 Comac Loop                           Industrial              Industrial / Warehouse w/ Office
                3.21   275 Marcus Boulevard                    Industrial              Industrial / Warehouse w/ Office
                3.22   1 Comac Loop                            Industrial              Industrial / Warehouse w/ Office
                3.23   200 13th Avenue                         Industrial              Industrial / Warehouse w/ Office
                3.24   92 Central Avenue                       Industrial              Industrial / Warehouse w/ Office
                3.25   79 Express Street                       Industrial              Industrial / Warehouse w/ Office
                3.26   360 Smith Street                        Industrial              Industrial / Warehouse w/ Office
                3.27   450 Commack Road                        Industrial              Industrial / Warehouse w/ Office
                3.28   100 13th Avenue                         Industrial              Industrial / Warehouse w/ Office
                3.29   95 Seaview Boulevard                    Industrial              Industrial / Warehouse w/ Office
                3.30   171 Milbar Boulevard                    Industrial              Industrial / Warehouse w/ Office
                3.31   290 Duffy Avenue                        Industrial              Industrial / Warehouse w/ Office
                3.32   151-169 East 2nd Street                 Industrial              Industrial / Warehouse w/ Office
                3.33   171-175 East 2nd Street                 Industrial              Industrial / Warehouse w/ Office
                3.34   280 Duffy Avenue                        Industrial              Industrial / Warehouse w/ Office
                3.35   One Underhill Road                      Industrial              Industrial / Warehouse w/ Office
                3.36   939 Motor Parkway                       Industrial              Industrial / Warehouse w/ Office
                   4   667 Madison Avenue                      Office                  General Urban
                   9   Merchandise Mart                        Office                  General Urban
                  10   COPT Office Portfolio
               10.01   Airport Square 20                       Office                  General Urban
               10.02   Airport Square 15                       Office                  General Urban
               10.03   5725 Mark Dabling Boulevard             Office                  General Urban
               10.04   5775 Mark Dabling Boulevard             Office                  General Urban
               10.05   Airport Square 19                       Office                  General Urban
               10.06   Airport Square 10                       Office                  General Urban
               10.07   Airport Square 21                       Office                  General Urban
               10.08   Airport Square 14                       Office                  General Urban
               10.09   5755 Mark Dabling Boulevard             Office                  General Urban
               10.10   Airport Tech 1                          Office                  General Urban
               10.11   Airport Tech 4                          Office                  General Urban
               10.12   Airport Tech 2                          Office                  General Urban
               10.13   1925 AeroTech                           Office                  General Urban
               10.14   1915 AeroTech                           Office                  General Urban
                  12   Plaza America Towers I and II           Office                  General Suburban
                  15   Boulevard Mall                          Retail                  Anchored
                  17   Life Time Fitness Portfolio
               17.01   Tempe Life Time                         Retail                  Unanchored
               17.02   Willowbrook Life Time                   Retail                  Unanchored
               17.03   Garland - Life Time                     Retail                  Unanchored
               17.04   Flower Mound Life Time                  Retail                  Unanchored
               17.05   Sugar Land Life Time                    Retail                  Unanchored
               17.06   Commerce Life Time                      Retail                  Unanchored
                  18   Renaissance Atlanta Waverly Hotel       Hospitality             Full Service
                  19   Branson Landing                         Retail                  Anchored
                  22   One Westchase Center                    Office                  General Suburban
                  26   Car Dealership Portfolio
               26.01   MotorWorld                              Other                   Car Dealership
               26.02   Wolfchase Toyota                        Other                   Car Dealership
               26.03   Capitol Chevrolet                       Other                   Car Dealership
               26.04   Crest Honda World                       Other                   Car Dealership
                  28   The District II                         Retail                  Anchored
                  29   Apollo Portfolio 1
               29.01   4816 West Fountain Avenue Apartments    Multifamily             Conventional
               29.02   716 South Berendo Apartments            Multifamily             Conventional
               29.03   The Roxy Apartments                     Multifamily             Conventional
               29.04   Fernwood Apartments                     Multifamily             Conventional
               29.05   849 South Oxford Apartments             Multifamily             Conventional
               29.06   167 South Normandie Avenue              Multifamily             Conventional
               29.07   Valencia Apartments                     Multifamily             Conventional
               29.08   Royal Lake                              Multifamily             Conventional
               29.09   728 South Berendo Apartments            Multifamily             Conventional
               29.10   Park View Apartments                    Multifamily             Conventional
               29.11   904 North Hoover Street Apartments      Multifamily             Conventional
               29.12   Heliotrope Apartments                   Multifamily             Conventional
                  30   Park Place Motorcars                    Other                   Car Dealership
                  32   Baybrook Gateway                        Retail                  Anchored
                  34   Victoria Ward Warehouse & Plaza         Retail                  Anchored
                  40   Central Park Plaza                      Office                  General Suburban
                  43   Summerfield Suites - White Plains       Hospitality             Limited Service
                  44   Second & Josephine                      Office                  General Suburban
                  59   Two Rivers - Aurora Healthcare Clinic   Office                  Medical
                  62   Summerfield Suites - Pleasant Hill      Hospitality             Limited Service
                  65   Hartford - Aurora Healthcare Clinic     Office                  Medical
                  70   300 North Martingale                    Office                  General Suburban
                  73   Summerfield Suites - Scottsdale         Hospitality             Limited Service
                  81   Summerfield Suites - Bridgewater        Hospitality             Limited Service
                  82   Summerfield Suites - Pleasanton         Hospitality             Limited Service
                  83   Tuileries Plaza Phase I                 Retail                  Shadow Anchored
                  84   Northridge Crossing                     Multifamily             Garden
                  89   Charlotte Park                          Office                  General Suburban
                  91   3400 Club Drive                         Multifamily             Garden
                  92   Summerfield Suites - Gaithersburg       Hospitality             Limited Service
                  96   Hillcroft I & II                        Office                  General Suburban
                  97   175 Pinelawn Road                       Office                  General Suburban
                 100   Toringdon III                           Office                  General Suburban
                 102   Corporate Center I                      Office                  General Suburban
                 104   Glendale Center                         Retail                  Anchored
                 105   Palisades II                            Office                  General Suburban
                 108   300 Main                                Office                  General Urban
                 110   Princess Road Medical Arts Building     Office                  Medical
                 111   Centerra Marketplace                    Retail                  Anchored
                 114   Atrium Office Building                  Office                  General Suburban
                 115   Toringdon V                             Office                  General Suburban
                 116   Timberwood Trace Apartments             Multifamily             Garden
                 121   MarketPlace                             Retail                  Anchored
                 122   Orchard Centre                          Office                  General Suburban
                 125   Woodhaven                               Retail                  Anchored
                 126   Westwoods Shopping Center               Retail                  Anchored
                 128   University Business Park                Industrial              Industrial / Warehouse w/ Office
                 130   200 Fillmore                            Office                  General Urban
                 131   Airport Center                          Office                  General Suburban
                 132   Oakley Plaza                            Retail                  Shadow Anchored
                 133   Neenah - Aurora Healthcare Clinic       Office                  Medical
                 134   Villager Square                         Retail                  Shadow Anchored
                 135   Frisco Plaza                            Office                  General Suburban
                 136   Stafford North Plaza                    Retail                  Anchored
                 137   Summerfield Suites - Charlotte          Hospitality             Limited Service
                 140   Festival                                Retail                  Anchored
                 141   Rogers Ranch                            Retail                  Shadow Anchored
                 146   Northridge Pavilion III and IV          Office                  General Suburban
                 148   PETsMART Plaza                          Retail                  Anchored
                 149   Hallock Office Park                     Office                  Medical
                 151   Academy Sports & Outdoors               Retail                  Anchored
                 152   Grants Pass                             Retail                  Anchored
                 154   Poway Executive Center                  Office                  General Suburban
                 157   Lakewood at Georgia Avenue              Office                  General Suburban
                 158   West and Ironwood Building              Industrial              Warehouse
                 163   Staverton East                          Industrial              Industrial / Warehouse w/ Office
                 164   Centennial Square                       Retail                  Shadow Anchored
                 165   Kent Rite Aid                           Retail                  Single Tenant
                 166   Streets of Toringdon                    Office                  Medical
                 167   JAMAD I                                 Industrial              Warehouse
                 168   Delray North Business Center            Industrial              Industrial / Warehouse w/ Office
                 173   County Line Shopping Center             Retail                  Shadow Anchored
                 174   Palmhurst Shopping Center               Retail                  Shadow Anchored
                 175   8404 North Navarro                      Retail                  Anchored
                 176   Lake Mead                               Retail                  Shadow Anchored
                 179   Arbrook Square Shopping Center          Retail                  Shadow Anchored
                 180   Pyramid I                               Office                  General Suburban
                 182   Holiday Tower                           Office                  General Suburban
                 184   Fidelity Building                       Office                  General Suburban
                 185   2425 East Commercial                    Office                  General Suburban
                 186   Tamarac Business Center                 Office                  General Suburban
                 188   Middletown Plaza                        Retail                  Shadow Anchored
                 189   Bread & Butter                          Office                  General Suburban
                 190   Knightsbridge Apartments                Multifamily             Garden
                 193   Third Street Station                    Office                  General Urban
                 194   Barnett Medical Center                  Office                  Medical
                 196   972 Partnership                         Retail                  Unanchored
                 198   Aliante                                 Retail                  Shadow Anchored
                 200   Social Security Administration          Office                  General Suburban




SPLIT LOANS

9-P                    Merchandise Mart
34-B                   Victoria Ward Warehouse & Plaza
100-B                  Toringdon III
115-B                  Toringdon V
125-B                  Woodhaven


GCCFC 07-GG9 Loan ID   Address
--------------------   --------------------------------------------------------------------------------
                   2   590 Madison Avenue
                   3
                3.01   575 Underhill Boulevard
                3.02   99 Lafayette Drive
                3.03   600 West John Street
                3.04   6851 Jericho Turnpike
                3.05   95 Horseblock Road
                3.06   270 Duffy Avenue
                3.07   100 Spence Street
                3.08   717 Broadway Avenue
                3.09   101-125 Comac Street
                3.10   1140 Motor Parkway
                3.11   200 Finn Court
                3.12   725 Broadway Avenue
                3.13   90 13th Avenue
                3.14   2905 Veteran's Highway
                3.15   230 Duffy Avenue
                3.16   One Fairchild Court
                3.17   511-523 Commack Road
                3.18   325 Duffy Avenue
                3.19   80 13th Avenue
                3.20   33 Comac Loop
                3.21   275 Marcus Boulevard
                3.22   1 Comac Loop
                3.23   200 13th Avenue
                3.24   92 Central Avenue
                3.25   79 Express Street
                3.26   360 Smith Street
                3.27   450 Commack Road
                3.28   100 13th Avenue
                3.29   95 Seaview Boulevard
                3.30   171 Milbar Boulevard
                3.31   290 Duffy Avenue
                3.32   151-169 East 2nd Street
                3.33   171-175 East 2nd Street
                3.34   280 Duffy Avenue
                3.35   One Underhill Road
                3.36   939 Motor Parkway
                   4   667 Madison Avenue
                   9   222 Merchandise Mart Plaza
                  10
               10.01   1199 Winterson Road
               10.02   999 Corporate Boulevard
               10.03   5725 Mark Dabling Boulevard
               10.04   5775 Mark Dabling Boulevard
               10.05   1099 Winterson Road
               10.06   881 Elkridge Landing Road
               10.07   849 International Drive
               10.08   1190 Winterson Road
               10.09   5755 Mark Dabling Boulevard
               10.10   930 International Drive
               10.11   800 International Drive
               10.12   900 International Drive
               10.13   1925 AeroTech Drive
               10.14   1915 AeroTech Drive
                  12   11700 & 11710 Plaza America Drive
                  15   1285 Niagara Falls Boulevard
                  17
               17.01   1616 West Ruby Drive
               17.02   7717 Willow Chase Boulevard
               17.03   5602 Naaman Forest Boulevard
               17.04   3100 Churchill Drive
               17.05   1331 Highway 6
               17.06   2901 Commerce Crossing Boulevard
                  18   2450 Galleria Parkway
                  19   1-1221 Branson Landing Boulevard
                  22   10777 Westheimer Road
                  26
               26.01   150 Motorworld Drive
               26.02   2201 North Germantown Parkway
               26.03   711 Eastern Boulevard
               26.04   2215 Metrocenter Boulevard
                  28   100-190 South Green Valley Parkway
                  29
               29.01   4816 West Fountain Avenue
               29.02   716 South Berendo Street
               29.03   357 South Alvarado Street
               29.04   5600 Fernwood Avenue
               29.05   849 South Oxford Avenue
               29.06   167 South Normandie Avenue
               29.07   734 South Valencia Street
               29.08   1109 South Lake Street & 2202-2220 West 11th Street
               29.09   728 South Berendo Street
               29.10   1021 South Park View Street
               29.11   904 North Hoover Street & 859 North Sanborn Avenue
               29.12   334 North Heliotrope Drive
                  30   6113 Lemmon Avenue
                  32   929-1041 West Bay Area Boulevard
                  34   1050 Ala Moana Boulevard & 210 Ward Avenue
                  40   2833 and 2841 Junction Avenue & 2860-2890 Zanker Road
                  43   101 Corporate Park Drive
                  44   2401 & 2415 East 2nd Avenue, 201 Columbine Street and 200 & 220 Josephine Street
                  59   5300 Memorial Drive
                  62   2611 Contra Costa Boulevard
                  65   1640 East Sumner Street
                  70   300 North Martingale Road
                  73   4245 North Drinkwater Boulevard
                  81   530 Route 22 East
                  82   4545 Chabot Drive
                  83   6300 North Lucerne Avenue
                  84   2901 Calliope Way
                  89   4501, 4601, 4651 Charlotte Park Drive
                  91   3400 Club Lakes Parkway
                  92   200 Skidmore Boulevard
                  96   6310 & 6315 Hillside Court
                  97   175 Pinelawn Road
                 100   3440 Toringdon Way
                 102   901 North Green Valley Parkway
                 104   5010-5090 West Olive Avenue & 9007-9029 North 51st Avenue
                 105   5410 Trinity Road
                 108   300 Main Street
                 110   2 Princess Road
                 111   12 Centerra Parkway
                 114   5001 East Commercenter Drive
                 115   3436 Toringdon Way
                 116   12250 Atlantic Boulevard
                 121   9307-9329 & 9335-9341 Kingston Pike
                 122   5775 DTC Parkway
                 125   23420-23470 Allen Road
                 126   15200 & 15400 West 64th Avenue
                 128   2076 East University Drive
                 130   200 Fillmore Street
                 131   4400, 4828 & 4898 Airport Center Parkway
                 132   1200 Oakley Seaver Drive
                 133   1136 Westowne Drive
                 134   6470-6650 West 120th Avenue
                 135   719-815 Ten Mile Drive
                 136   261 Garrisonville Road
                 137   4920 South Tryon Street
                 140   West 3195 Van Roy Road
                 141   4920, 5020, 5030 West Baseline Road
                 146   1301 and 1303 Hightower Trail
                 148   865 Colusa Avenue
                 149   211, 213, 215 Hallock Road
                 151   1001 West Arbrook Boulevard
                 152   304-350 Northeast Agness Avenue
                 154   13915 Danielson Street
                 157   11510 Georgia Avenue
                 158   3711-3721 West Street and 3700-3710 Ironwood Place
                 163   21480 Pacific Boulevard
                 164   2727-2897 West Belleview Avenue
                 165   10407 Southeast 256th Street
                 166   12105 and 12311 Copper Way
                 167   550 Woodlake Circle
                 168   1395 Northwest 17th Avenue
                 173   1480 and 1490-1496 South Randall Road
                 174   4324 and 4416 North Conway Avenue
                 175   8402-8404 North Navarro Street
                 176   6520-6540 East Lake Mead Boulevard
                 179   3751 Matlock Road
                 180   4126, 4138 & 4150 John Young Parkway
                 182   2435 US Highway 19
                 184   4671 Town Center Parkway
                 185   2425 East Commercial Boulevard
                 186   800 Research Drive
                 188   12935 Shelbyville Road
                 189   3500 East Destination Drive
                 190   955 South Havana Street
                 193   1518 East 3rd Street
                 194   1228 Colonial Commons Court
                 196   972 and 976 North Orange Avenue
                 198   7021 Aliante Parkway
                 200   44451 20th Street West




SPLIT LOANS

9-P
34-B
100-B
115-B
125-B


GCCFC 07-GG9 Loan ID   City                 County            State            Zip Code   Original Balance   Cut-off Date Balance
--------------------   ------------------   ---------------   --------------   --------   ----------------   --------------------
                   2   New York             New York          New York            10022       $350,000,000        $350,000,000.00
                   3                                                                          $305,000,000        $305,000,000.00
                3.01   Syosset              Nassau            New York            11791
                3.02   Syosset              Nassau            New York            11791
                3.03   Hicksville           Nassau            New York            11801
                3.04   Syosset              Nassau            New York            11791
                3.05   Yaphank              Suffolk           New York            11980
                3.06   Hicksville           Nassau            New York            11801
                3.07   Bay Shore            Suffolk           New York            11706
                3.08   Holbrook             Suffolk           New York            11741
                3.09   Ronkonkoma           Suffolk           New York            11779
                3.10   Hauppauge            Suffolk           New York            11788
                3.11   Farmingdale          Suffolk           New York            11735
                3.12   Holbrook             Suffolk           New York            11741
                3.13   Ronkonkoma           Suffolk           New York            11779
                3.14   Ronkonkoma           Suffolk           New York            11779
                3.15   Hicksville           Nassau            New York            11801
                3.16   Plainview            Nassau            New York            11803
                3.17   Deer Park            Suffolk           New York            11729
                3.18   Hicksville           Nassau            New York            11801
                3.19   Ronkonkoma           Suffolk           New York            11779
                3.20   Ronkonkoma           Suffolk           New York            11779
                3.21   Hauppauge            Suffolk           New York            11788
                3.22   Ronkonkoma           Suffolk           New York            11779
                3.23   Ronkonkoma           Suffolk           New York            11779
                3.24   Farmingdale          Suffolk           New York            11735
                3.25   Plainview            Nassau            New York            11803
                3.26   Farmingdale          Suffolk           New York            11735
                3.27   Deer Park            Suffolk           New York            11729
                3.28   Ronkonkoma           Suffolk           New York            11779
                3.29   Port Washington      Nassau            New York            11050
                3.30   Farmingdale          Suffolk           New York            11735
                3.31   Hicksville           Nassau            New York            11801
                3.32   Huntington Station   Suffolk           New York            11746
                3.33   Huntington Station   Suffolk           New York            11746
                3.34   Hicksville           Nassau            New York            11801
                3.35   Glen Head            Nassau            New York            11545
                3.36   Hauppauge            Suffolk           New York            11788
                   4   New York             New York          New York            10021       $250,000,000        $250,000,000.00
                   9   Chicago              Cook              Illinois            60654       $175,000,000        $175,000,000.00
                  10                                                                          $146,500,000        $146,500,000.00
               10.01   Linthicum            Anne Arundel      Maryland            21090
               10.02   Linthicum            Anne Arundel      Maryland            21090
               10.03   Colorado Springs     El Paso           Colorado            80919
               10.04   Colorado Springs     El Paso           Colorado            80919
               10.05   Linthicum            Anne Arundel      Maryland            21090
               10.06   Linthicum            Anne Arundel      Maryland            21090
               10.07   Linthicum            Anne Arundel      Maryland            21090
               10.08   Linthicum            Anne Arundel      Maryland            21090
               10.09   Colorado Springs     El Paso           Colorado            80919
               10.10   Linthicum            Anne Arundel      Maryland            21090
               10.11   Linthicum            Anne Arundel      Maryland            21090
               10.12   Linthicum            Anne Arundel      Maryland            21090
               10.13   Colorado Springs     El Paso           Colorado            80916
               10.14   Colorado Springs     El Paso           Colorado            80916
                  12   Reston               Fairfax           Virginia            20190       $140,000,000        $140,000,000.00
                  15   Amherst              Erie              New York            14226       $108,000,000        $107,857,094.27
                  17                                                                          $105,000,000        $104,860,895.37
               17.01   Tempe                Maricopa          Arizona             85284
               17.02   Houston              Harris            Texas               77070
               17.03   Garland              Dallas            Texas               75044
               17.04   Flower Mound         Denton            Texas               75022
               17.05   Sugar Land           Fort Bend         Texas               77478
               17.06   Commerce Township    Oakland           Michigan            48390
                  18   Atlanta              Cobb              Georgia             30339        $97,000,000         $97,000,000.00
                  19   Branson              Taney             Missouri            65616        $90,000,000         $90,000,000.00
                  22   Houston              Harris            Texas               77042        $63,582,644         $63,582,644.00
                  26                                                                           $51,562,000         $51,562,000.00
               26.01   Wilkes-Barre         Luzerne           Pennsylvania        18702
               26.02   Memphis              Shelby            Tennessee           38138
               26.03   Montgomery           Montgomery        Alabama             36117
               26.04   Nashville            Davidson          Tennessee           37228
                  28   Henderson            Clark             Nevada              89012        $45,200,000         $45,200,000.00
                  29                                                                           $43,500,000         $43,500,000.00
               29.01   Los Angeles          Los Angeles       California          90029
               29.02   Los Angeles          Los Angeles       California          90005
               29.03   Los Angeles          Los Angeles       California          90057
               29.04   Los Angeles          Los Angeles       California          90028
               29.05   Los Angeles          Los Angeles       California          90005
               29.06   Los Angeles          Los Angeles       California          90004
               29.07   Los Angeles          Los Angeles       California          90017
               29.08   Los Angeles          Los Angeles       California          90006
               29.09   Los Angeles          Los Angeles       California          90005
               29.10   Los Angeles          Los Angeles       California          90006
               29.11   Los Angeles          Los Angeles       California          90029
               29.12   Los Angeles          Los Angeles       California          90004
                  30   Dallas               Dallas            Texas               75209        $43,000,000         $43,000,000.00
                  32   Webster              Harris            Texas               77598        $41,000,000         $41,000,000.00
                  34   Honolulu             Honolulu          Hawaii              96814        $40,000,000         $40,000,000.00
                  40   San Jose             Santa Clara       California          95134        $34,300,000         $34,300,000.00
                  43   White Plains         Westchester       New York            10604        $33,030,000         $33,030,000.00
                  44   Denver               Denver            Colorado            80206        $32,500,000         $32,500,000.00
                  59   Two Rivers           Manitowoc         Wisconsin           54241        $22,640,000         $22,640,000.00
                  62   Pleasant Hill        Contra Costa      California          94523        $20,160,000         $20,160,000.00
                  65   Hartford             Washington        Wisconsin           53027        $19,120,000         $19,120,000.00
                  70   Schaumburg           Cook              Illinois            60173        $18,000,000         $18,000,000.00
                  73   Scottsdale           Maricopa          Arizona             85251        $16,778,000         $16,778,000.00
                  81   Bridgewater          Somerset          New Jersey          08807        $14,492,000         $14,492,000.00
                  82   Pleasanton           Alameda           California          94588        $14,490,000         $14,490,000.00
                  83   Kansas City          Platte            Missouri            64151        $14,250,000         $14,250,000.00
                  84   Raleigh              Wake              North Carolina      27616        $14,250,000         $14,250,000.00
                  89   Charlotte            Mecklenburg       North Carolina      28217        $14,000,000         $14,000,000.00
                  91   Lawrenceville        Gwinnett          Georgia             30044        $13,900,000         $13,900,000.00
                  92   Gaithersburg         Montgomery        Maryland            20877        $13,720,000         $13,720,000.00
                  96   Columbia             Howard            Maryland            21046        $13,500,000         $13,500,000.00
                  97   Melville             Suffolk           New York            11747        $13,200,000         $13,200,000.00
                 100   Charlotte            Mecklenburg       North Carolina      28277        $12,650,000         $12,650,000.00
                 102   Henderson            Clark             Nevada              89074        $12,600,000         $12,600,000.00
                 104   Glendale             Maricopa          Arizona             85302        $12,250,000         $12,250,000.00
                 105   Raleigh              Wake              North Carolina      27607        $12,000,000         $12,000,000.00
                 108   Stamford             Fairfield         Connecticut         06901        $11,500,000         $11,500,000.00
                 110   Lawrenceville        Mercer            New Jersey          08648        $11,200,000         $11,200,000.00
                 111   Lebanon              Grafton           New Hampshire       03766        $11,100,000         $11,100,000.00
                 114   Bakersfield          Kern              California          93309        $10,500,000         $10,500,000.00
                 115   Charlotte            Mecklenburg       North Carolina      28277        $10,424,000         $10,424,000.00
                 116   Jacksonville         Duval             Florida             32225        $10,360,000         $10,360,000.00
                 121   Knoxville            Knox              Tennessee           37922         $9,440,000          $9,440,000.00
                 122   Englewood            Arapahoe          Colorado            80111         $9,300,000          $9,300,000.00
                 125   Woodhaven            Wayne             Michigan            48183         $8,808,600          $8,808,600.00
                 126   Arvada               Jefferson         Colorado            80007         $8,800,000          $8,800,000.00
                 128   Tempe                Maricopa          Arizona             85281         $8,500,000          $8,500,000.00
                 130   Denver               Denver            Colorado            80206         $8,200,000          $8,200,000.00
                 131   Charlotte            Mecklenburg       North Carolina      28208         $8,100,000          $8,100,000.00
                 132   Clermont             Lake              Florida             34711         $8,000,000          $7,981,777.92
                 133   Neenah               Winnebago         Wisconsin           54956         $7,840,000          $7,840,000.00
                 134   Broomfield           Broomfield        Colorado            80020         $7,760,000          $7,760,000.00
                 135   Frisco               Summit            Colorado            80443         $7,570,000          $7,570,000.00
                 136   Stafford             Stafford          Virginia            22554         $7,500,000          $7,500,000.00
                 137   Charlotte            Mecklenburg       North Carolina      28217         $7,330,000          $7,330,000.00
                 140   Buchanan             Outagamie         Wisconsin           54915         $7,000,000          $6,968,812.83
                 141   Phoenix              Maricopa          Arizona             85041         $6,940,000          $6,940,000.00
                 146   Sandy Springs        Fulton            Georgia             30350         $6,700,000          $6,700,000.00
                 148   Yuba City            Sutter            California          95991         $6,500,000          $6,500,000.00
                 149   Stony Brook          Suffolk           New York            11790         $6,500,000          $6,500,000.00
                 151   Arlington            Tarrant           Texas               76015         $6,400,000          $6,379,664.34
                 152   Grants Pass          Josephine         Oregon              97526         $6,000,000          $6,000,000.00
                 154   Poway                San Diego         California          92064         $5,675,000          $5,675,000.00
                 157   Wheaton              Montgomery        Maryland            20902         $5,300,000          $5,300,000.00
                 158   Landover             Prince George's   Maryland            20785         $5,250,000          $5,250,000.00
                 163   Sterling             Loudoun           Virginia            20166         $5,000,000          $5,000,000.00
                 164   Littleton            Arapahoe          Colorado            80123         $4,975,000          $4,975,000.00
                 165   Kent                 King              Washington          98030         $4,850,000          $4,843,414.52
                 166   Charlotte            Mecklenburg       North Carolina      28277         $4,825,000          $4,814,135.06
                 167   Chesapeake           Chesapeake City   Virginia            23320         $4,750,000          $4,750,000.00
                 168   Delray Beach         Palm Beach        Florida             33445         $4,650,000          $4,650,000.00
                 173   Algonquin            McHenry           Illinois            60102         $4,300,000          $4,300,000.00
                 174   Palmhurst            Hidalgo           Texas               78573         $4,200,000          $4,200,000.00
                 175   Victoria             Victoria          Texas               77904         $4,200,000          $4,200,000.00
                 176   Las Vegas            Clark             Nevada              89156         $4,100,000          $4,094,501.49
                 179   Arlington            Tarrant           Texas               76015         $3,850,000          $3,841,259.29
                 180   Orlando              Orange            Florida             32804         $3,750,000          $3,734,822.34
                 182   Holiday              Pasco             Florida             34691         $3,600,000          $3,600,000.00
                 184   Jacksonville         Duval             Florida             32246         $3,520,000          $3,520,000.00
                 185   Fort Lauderdale      Broward           Florida             33308         $3,500,000          $3,500,000.00
                 186   Woodland Park        Teller            Colorado            80863         $3,500,000          $3,489,841.10
                 188   Louisville           Jefferson         Kentucky            40243         $3,250,000          $3,202,027.31
                 189   Appleton             Calumet           Wisconsin           54915         $3,065,000          $3,049,591.41
                 190   Denver               Arapahoe          Colorado            80012         $3,000,000          $3,000,000.00
                 193   Charlotte            Mecklenburg       North Carolina      28204         $2,880,000          $2,871,012.22
                 194   Lancaster            Lancaster         South Carolina      29720         $2,850,000          $2,850,000.00
                 196   Winter Park          Orange            Florida             32789         $2,000,000          $2,000,000.00
                 198   North Las Vegas      Clark             Nevada              89084         $1,650,000          $1,647,787.19
                 200   Lancaster            Los Angeles       California          93534         $1,500,000          $1,462,628.68




SPLIT LOANS

9-P                                                                                        $175,000,000.00        $175,000,000.00
34-B                                                                                        $28,500,000.00         $28,500,000.00
100-B                                                                                          $790,625.00            $790,625.00
115-B                                                                                          $651,500.00            $651,500.00
125-B                                                                                          $490,000.00            $490,000.00


GCCFC 07-GG9 Loan ID   Monthly Debt Service   Gross Interest Rate    Seasoning   Original Term to Maturity (mos.)
--------------------   --------------------   -------------------    ---------   --------------------------------
                   2          $1,617,559.03                5.4550%           1                                120
                   3          $1,433,101.81                5.5460%           2                                119
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4          $1,194,583.33                5.6400%           1                                120
                   9          $1,652,401.04                5.5725%           3                                120
                  10            $673,961.04                5.4300%           2                                119
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12            $680,827.78                5.7400%           3                                119
                  15            $650,433.73                6.0420%           1                                120
                  17            $631,554.63                6.0300%           1                                120
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18            $452,198.51                5.5025%           2                                119
                  19            $543,072.15                6.0600%           3                                120
                  22            $312,034.03                5.7925%           1                                 60
                  26            $243,759.36                5.5800%           1                                 59
               26.01
               26.02
               26.03
               26.04
                  28            $267,837.48                5.8910%           4                                120
                  29            $216,075.98                5.8630%           1                                 84
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30            $202,918.19                5.5700%           1                                 59
                  32            $194,001.18                5.5850%           2                                 60
                  34            $187,168.33                5.5230%           5                                 60
                  40            $158,375.49                5.4500%           2                                 60
                  43            $156,457.15                5.5910%           2                                120
                  44            $154,469.79                5.6100%           2                                120
                  59            $105,879.73                5.5200%           2                                120
                  62             $95,494.28                5.5910%           2                                120
                  65             $89,417.87                5.5200%           2                                120
                  70             $91,195.00                5.9800%           3                                 60
                  73             $79,474.36                5.5910%           2                                120
                  81             $68,645.99                5.5910%           2                                120
                  82             $68,636.51                5.5910%           2                                120
                  83             $81,357.53                5.5500%           2                                120
                  84             $69,540.00                5.7600%           4                                120
                  89             $82,145.43                5.8000%           2                                120
                  91             $80,499.57                5.6800%           2                                120
                  92             $64,989.16                5.5910%           2                                120
                  96             $78,782.34                5.7500%           3                                120
                  97             $76,278.59                5.6600%           2                                120
                 100             $74,546.80                5.8400%           4                                120
                 102             $74,735.20                5.9000%           4                                120
                 104             $72,267.76                5.8500%           4                                120
                 105             $73,652.09                6.2200%           1                                120
                 108             $55,973.85                5.7450%           1                                120
                 110             $65,004.84                5.7000%           3                                120
                 111             $52,757.38                5.6100%           2                                120
                 114             $60,543.40                5.6400%           2                                120
                 115             $61,428.92                5.8400%           4                                120
                 116             $48,099.18                5.4800%           1                                120
                 121             $54,133.54                5.5900%           1                                120
                 122             $45,147.63                5.7300%           2                                 84
                 125             $51,292.74                5.7300%           0                                120
                 126             $43,764.11                5.8700%           3                                120
                 128             $48,796.72                5.6000%           2                                120
                 130             $47,074.48                5.6000%           2                                120
                 131             $37,126.13                5.4100%           3                                120
                 132             $46,330.69                5.6800%           2                                120
                 133             $36,665.07                5.5200%           2                                120
                 134             $44,011.75                5.4900%           1                                120
                 135             $43,744.62                5.6600%           2                                120
                 136             $35,138.54                5.5300%           1                                120
                 137             $34,720.89                5.5910%           2                                120
                 140             $44,418.96                5.8400%           3                                120
                 141             $42,821.09                6.2700%           4                                120
                 146             $32,525.71                5.7300%           3                                120
                 148             $32,160.56                5.8400%           4                                120
                 149             $37,397.15                5.6200%           2                                120
                 151             $40,146.87                5.7200%           2                                120
                 152             $29,025.83                5.7100%           3                                120
                 154             $33,479.15                5.8500%           2                                120
                 157             $31,402.33                5.8900%           4                                120
                 158             $30,072.97                5.5800%           4                                120
                 163             $24,865.97                5.8700%           3                                 60
                 164             $24,530.90                5.8200%           2                                120
                 165             $28,426.65                5.7900%           1                                120
                 166             $28,157.39                5.7500%           2                                120
                 167             $27,208.88                5.5800%           3                                120
                 168             $26,548.25                5.5500%           1                                120
                 173             $20,801.85                5.7100%           2                                120
                 174             $24,510.06                5.7500%           3                                120
                 175             $24,456.73                5.7300%           2                                120
                 176             $24,344.84                5.9100%           1                                120
                 179             $22,345.42                5.7000%           2                                120
                 180             $22,362.74                5.9500%           4                                120
                 182             $18,147.50                5.9500%           1                                 60
                 184             $20,363.22                5.6700%           1                                120
                 185             $20,558.65                5.8100%           2                                120
                 186             $21,368.33                6.1700%           3                                120
                 188             $30,980.06                5.5600%           3                                144
                 189             $19,048.69                5.9600%           4                                120
                 190             $17,794.10                5.9000%           3                                120
                 193             $16,880.15                5.7900%           3                                120
                 194             $13,932.15                5.7700%           2                                 60
                 196             $11,888.34                5.9200%           2                                120
                 198              $9,797.31                5.9100%           1                                120
                 200             $16,465.38                5.7500%           4                                120




SPLIT LOANS

9-P                                                                          3                                120
34-B                                                                         5                                 60
100-B                                                                        4                                120
115-B                                                                        4                                120
125-B                                                                        0                                120


GCCFC 07-GG9 Loan ID   Stated Remaining Term to Maturity (mos.)   Original Interest Only Term (mos.)
--------------------   ----------------------------------------   ----------------------------------
                   2                                        119                                  120
                   3                                        117                                  119
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4                                        119                                  120
                   9                                        117                                  120
                  10                                        117                                  119
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12                                        116                                  119
                  15                                        119                                    0
                  17                                        119                                    0
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18                                        117                                  119
                  19                                        117                                   24
                  22                                         59                                   60
                  26                                         58                                   59
               26.01
               26.02
               26.03
               26.04
                  28                                        116                                   24
                  29                                         83                                   84
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30                                         58                                   59
                  32                                         58                                   60
                  34                                         55                                   60
                  40                                         58                                   60
                  43                                        118                                  120
                  44                                        118                                  120
                  59                                        118                                  120
                  62                                        118                                  120
                  65                                        118                                  120
                  70                                         57                                   60
                  73                                        118                                  120
                  81                                        118                                  120
                  82                                        118                                  120
                  83                                        118                                   24
                  84                                        116                                  120
                  89                                        118                                   60
                  91                                        118                                   60
                  92                                        118                                  120
                  96                                        117                                   36
                  97                                        118                                   36
                 100                                        116                                   36
                 102                                        116                                   36
                 104                                        116                                   60
                 105                                        119                                   60
                 108                                        119                                  120
                 110                                        117                                   24
                 111                                        118                                  120
                 114                                        118                                   60
                 115                                        116                                   36
                 116                                        119                                  120
                 121                                        119                                   60
                 122                                         82                                   84
                 125                                        120                                   60
                 126                                        117                                  120
                 128                                        118                                   84
                 130                                        118                                   60
                 131                                        117                                  120
                 132                                        118                                    0
                 133                                        118                                  120
                 134                                        119                                   60
                 135                                        118                                   60
                 136                                        119                                  120
                 137                                        118                                  120
                 140                                        117                                    0
                 141                                        116                                   60
                 146                                        117                                  120
                 148                                        116                                  120
                 149                                        118                                   60
                 151                                        118                                    0
                 152                                        117                                  120
                 154                                        118                                   60
                 157                                        116                                   36
                 158                                        116                                   36
                 163                                         57                                   60
                 164                                        118                                  120
                 165                                        119                                    0
                 166                                        118                                    0
                 167                                        117                                   48
                 168                                        119                                   60
                 173                                        118                                  120
                 174                                        117                                   60
                 175                                        118                                   36
                 176                                        119                                    0
                 179                                        118                                    0
                 180                                        116                                    0
                 182                                         59                                   60
                 184                                        119                                   60
                 185                                        118                                   60
                 186                                        117                                    0
                 188                                        141                                    0
                 189                                        116                                    0
                 190                                        117                                   36
                 193                                        117                                    0
                 194                                         58                                   60
                 196                                        118                                   60
                 198                                        119                                    0
                 200                                        116                                    0




SPLIT LOANS

9-P                                                         117                                  120
34-B                                                         55                                   60
100-B                                                       116                                   36
115-B                                                       116                                   36
125-B                                                       120                                   60


GCCFC 07-GG9 Loan ID   Original Amortization Term (mos.)   Remaining Interest Only Period (mos.)
--------------------   ---------------------------------   -------------------------------------
                   2                                  NA                                     119
                   3                                  NA                                     117
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4                                  NA                                     119
                   9                                  NA                                     117
                  10                                  NA                                     117
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12                                  NA                                     116
                  15                                 360                                       0
                  17                                 360                                       0
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18                                  NA                                     117
                  19                                 360                                      21
                  22                                  NA                                      59
                  26                                  NA                                      58
               26.01
               26.02
               26.03
               26.04
                  28                                 360                                      20
                  29                                  NA                                      83
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30                                  NA                                      58
                  32                                  NA                                      58
                  34                                  NA                                      55
                  40                                  NA                                      58
                  43                                  NA                                     118
                  44                                  NA                                     118
                  59                                  NA                                     118
                  62                                  NA                                     118
                  65                                  NA                                     118
                  70                                  NA                                      57
                  73                                  NA                                     118
                  81                                  NA                                     118
                  82                                  NA                                     118
                  83                                 360                                      22
                  84                                  NA                                     116
                  89                                 360                                      58
                  91                                 360                                      58
                  92                                  NA                                     118
                  96                                 360                                      33
                  97                                 360                                      34
                 100                                 360                                      32
                 102                                 360                                      32
                 104                                 360                                      56
                 105                                 360                                      59
                 108                                  NA                                     119
                 110                                 360                                      21
                 111                                  NA                                     118
                 114                                 360                                      58
                 115                                 360                                      32
                 116                                  NA                                     119
                 121                                 360                                      59
                 122                                  NA                                      82
                 125                                 360                                      60
                 126                                  NA                                     117
                 128                                 360                                      82
                 130                                 360                                      58
                 131                                  NA                                     117
                 132                                 360                                       0
                 133                                  NA                                     118
                 134                                 360                                      59
                 135                                 360                                      58
                 136                                  NA                                     119
                 137                                  NA                                     118
                 140                                 300                                       0
                 141                                 360                                      56
                 146                                  NA                                     117
                 148                                  NA                                     116
                 149                                 360                                      58
                 151                                 300                                       0
                 152                                  NA                                     117
                 154                                 360                                      58
                 157                                 360                                      32
                 158                                 360                                      32
                 163                                  NA                                      57
                 164                                  NA                                     118
                 165                                 360                                       0
                 166                                 360                                       0
                 167                                 360                                      45
                 168                                 360                                      59
                 173                                  NA                                     118
                 174                                 360                                      57
                 175                                 360                                      34
                 176                                 360                                       0
                 179                                 360                                       0
                 180                                 360                                       0
                 182                                  NA                                      59
                 184                                 360                                      59
                 185                                 360                                      58
                 186                                 360                                       0
                 188                                 144                                       0
                 189                                 324                                       0
                 190                                 360                                      33
                 193                                 360                                       0
                 194                                  NA                                      58
                 196                                 360                                      58
                 198                                 360                                       0
                 200                                 120                                       0




SPLIT LOANS

9-P                                                   NA                                     117
34-B                                                  NA                                      55
100-B                                                360                                      32
115-B                                                360                                      32
125-B                                                360                                      60


GCCFC 07-GG9 Loan ID   Remaining Amortization Term (mos.)   Interest Accrual Method (Actual/360 or 30/360)
--------------------   ----------------------------------   ----------------------------------------------
                   2                                   NA   Actual/360
                   3                                   NA   Actual/360
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4                                   NA   Actual/360
                   9                                   NA   Actual/360
                  10                                   NA   Actual/360
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12                                   NA   Actual/360
                  15                                  359   Actual/360
                  17                                  359   Actual/360
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18                                   NA   Actual/360
                  19                                  360   Actual/360
                  22                                   NA   Actual/360
                  26                                   NA   Actual/360
               26.01
               26.02
               26.03
               26.04
                  28                                  360   Actual/360
                  29                                   NA   Actual/360
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30                                   NA   Actual/360
                  32                                   NA   Actual/360
                  34                                   NA   Actual/360
                  40                                   NA   Actual/360
                  43                                   NA   Actual/360
                  44                                   NA   Actual/360
                  59                                   NA   Actual/360
                  62                                   NA   Actual/360
                  65                                   NA   Actual/360
                  70                                   NA   Actual/360
                  73                                   NA   Actual/360
                  81                                   NA   Actual/360
                  82                                   NA   Actual/360
                  83                                  360   Actual/360
                  84                                   NA   Actual/360
                  89                                  360   Actual/360
                  91                                  360   Actual/360
                  92                                   NA   Actual/360
                  96                                  360   Actual/360
                  97                                  360   Actual/360
                 100                                  360   Actual/360
                 102                                  360   Actual/360
                 104                                  360   Actual/360
                 105                                  360   Actual/360
                 108                                   NA   Actual/360
                 110                                  360   Actual/360
                 111                                   NA   Actual/360
                 114                                  360   Actual/360
                 115                                  360   Actual/360
                 116                                   NA   Actual/360
                 121                                  360   Actual/360
                 122                                   NA   Actual/360
                 125                                  360   Actual/360
                 126                                   NA   Actual/360
                 128                                  360   Actual/360
                 130                                  360   Actual/360
                 131                                   NA   Actual/360
                 132                                  358   Actual/360
                 133                                   NA   Actual/360
                 134                                  360   Actual/360
                 135                                  360   Actual/360
                 136                                   NA   Actual/360
                 137                                   NA   Actual/360
                 140                                  297   Actual/360
                 141                                  360   Actual/360
                 146                                   NA   Actual/360
                 148                                   NA   Actual/360
                 149                                  360   Actual/360
                 151                                  298   Actual/360
                 152                                   NA   Actual/360
                 154                                  360   Actual/360
                 157                                  360   Actual/360
                 158                                  360   Actual/360
                 163                                   NA   Actual/360
                 164                                   NA   Actual/360
                 165                                  359   Actual/360
                 166                                  358   Actual/360
                 167                                  360   Actual/360
                 168                                  360   Actual/360
                 173                                   NA   Actual/360
                 174                                  360   Actual/360
                 175                                  360   Actual/360
                 176                                  359   Actual/360
                 179                                  358   Actual/360
                 180                                  356   Actual/360
                 182                                   NA   Actual/360
                 184                                  360   Actual/360
                 185                                  360   Actual/360
                 186                                  357   Actual/360
                 188                                  141   Actual/360
                 189                                  320   Actual/360
                 190                                  360   Actual/360
                 193                                  357   Actual/360
                 194                                   NA   Actual/360
                 196                                  360   Actual/360
                 198                                  359   Actual/360
                 200                                  116   Actual/360




SPLIT LOANS

9-P                                                    NA   Actual/360
34-B                                                   NA   Actual/360
100-B                                                 360   Actual/360
115-B                                                 360   Actual/360
125-B                                                 360   Actual/360


GCCFC 07-GG9 Loan ID   Administrative Fee Rate    Master Servicing Fee    Primary Servicing Fee
--------------------   -----------------------    --------------------    ---------------------
                   2                   0.02033%                0.01000%                 0.01000%
                   3                   0.02033%                0.01000%                 0.01000%
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4                   0.02033%                0.01000%                 0.01000%
                   9                   0.02033%                0.01000%                 0.01000%
                  10                   0.02033%                0.01000%                 0.01000%
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12                   0.02033%                0.01000%                 0.01000%
                  15                   0.02033%                0.01000%                 0.01000%
                  17                   0.02033%                0.01000%                 0.01000%
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18                   0.02033%                0.01000%                 0.01000%
                  19                   0.02033%                0.01000%                 0.01000%
                  22                   0.02033%                0.01000%                 0.01000%
                  26                   0.02033%                0.01000%                 0.01000%
               26.01
               26.02
               26.03
               26.04
                  28                   0.02033%                0.01000%                 0.01000%
                  29                   0.02033%                0.01000%                 0.01000%
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30                   0.02033%                0.01000%                 0.01000%
                  32                   0.02033%                0.01000%                 0.01000%
                  34                   0.02033%                0.01000%                 0.01000%
                  40                   0.02033%                0.01000%                 0.01000%
                  43                   0.02033%                0.01000%                 0.01000%
                  44                   0.07033%                0.01000%                 0.06000%
                  59                   0.05033%                0.01000%                 0.04000%
                  62                   0.02033%                0.01000%                 0.01000%
                  65                   0.05033%                0.01000%                 0.04000%
                  70                   0.06033%                0.01000%                 0.05000%
                  73                   0.02033%                0.01000%                 0.01000%
                  81                   0.02033%                0.01000%                 0.01000%
                  82                   0.02033%                0.01000%                 0.01000%
                  83                   0.02033%                0.01000%                 0.01000%
                  84                   0.02033%                0.01000%                 0.01000%
                  89                   0.02033%                0.01000%                 0.01000%
                  91                   0.02033%                0.01000%                 0.01000%
                  92                   0.02033%                0.01000%                 0.01000%
                  96                   0.02033%                0.01000%                 0.01000%
                  97                   0.06033%                0.01000%                 0.05000%
                 100                   0.02033%                0.01000%                 0.01000%
                 102                   0.02033%                0.01000%                 0.01000%
                 104                   0.02033%                0.01000%                 0.01000%
                 105                   0.02033%                0.01000%                 0.01000%
                 108                   0.02033%                0.01000%                 0.01000%
                 110                   0.02033%                0.01000%                 0.01000%
                 111                   0.07033%                0.01000%                 0.06000%
                 114                   0.02033%                0.01000%                 0.01000%
                 115                   0.02033%                0.01000%                 0.01000%
                 116                   0.02033%                0.01000%                 0.01000%
                 121                   0.02033%                0.01000%                 0.01000%
                 122                   0.04033%                0.01000%                 0.03000%
                 125                   0.02033%                0.01000%                 0.01000%
                 126                   0.02033%                0.01000%                 0.01000%
                 128                   0.02033%                0.01000%                 0.01000%
                 130                   0.02033%                0.01000%                 0.01000%
                 131                   0.02033%                0.01000%                 0.01000%
                 132                   0.02033%                0.01000%                 0.01000%
                 133                   0.05033%                0.01000%                 0.04000%
                 134                   0.07033%                0.01000%                 0.06000%
                 135                   0.02033%                0.01000%                 0.01000%
                 136                   0.02033%                0.01000%                 0.01000%
                 137                   0.02033%                0.01000%                 0.01000%
                 140                   0.07033%                0.01000%                 0.06000%
                 141                   0.02033%                0.01000%                 0.01000%
                 146                   0.02033%                0.01000%                 0.01000%
                 148                   0.06033%                0.01000%                 0.05000%
                 149                   0.07033%                0.01000%                 0.06000%
                 151                   0.07033%                0.01000%                 0.06000%
                 152                   0.02033%                0.01000%                 0.01000%
                 154                   0.06033%                0.01000%                 0.05000%
                 157                   0.02033%                0.01000%                 0.01000%
                 158                   0.02033%                0.01000%                 0.01000%
                 163                   0.02033%                0.01000%                 0.01000%
                 164                   0.08033%                0.01000%                 0.07000%
                 165                   0.05033%                0.01000%                 0.04000%
                 166                   0.02033%                0.01000%                 0.01000%
                 167                   0.06033%                0.01000%                 0.05000%
                 168                   0.02033%                0.01000%                 0.01000%
                 173                   0.02033%                0.01000%                 0.01000%
                 174                   0.02033%                0.01000%                 0.01000%
                 175                   0.07033%                0.01000%                 0.06000%
                 176                   0.08033%                0.01000%                 0.07000%
                 179                   0.07033%                0.01000%                 0.06000%
                 180                   0.02033%                0.01000%                 0.01000%
                 182                   0.02033%                0.01000%                 0.01000%
                 184                   0.02033%                0.01000%                 0.01000%
                 185                   0.02033%                0.01000%                 0.01000%
                 186                   0.02033%                0.01000%                 0.01000%
                 188                   0.02033%                0.01000%                 0.01000%
                 189                   0.07033%                0.01000%                 0.06000%
                 190                   0.02033%                0.01000%                 0.01000%
                 193                   0.02033%                0.01000%                 0.01000%
                 194                   0.02033%                0.01000%                 0.01000%
                 196                   0.02033%                0.01000%                 0.01000%
                 198                   0.08033%                0.01000%                 0.07000%
                 200                   0.02033%                0.01000%                 0.01000%




SPLIT LOANS

9-P                                    0.02033%                0.01000%                 0.01000%
34-B                                   0.02033%                0.01000%                 0.01000%
100-B                                  0.02033%                0.01000%                 0.05000%
115-B                                  0.02033%                0.01000%                 0.05000%
125-B                                  0.02033%                0.01000%                 0.08000%


GCCFC 07-GG9 Loan ID   Ownership Interest (Fee/Leasehold)   Mortgage Loan Seller   Originator
--------------------   ----------------------------------   --------------------   ----------
                   2   Fee Simple                           GSMC                   GSMC
                   3                                        GSMC                   GSMC
                3.01   Fee Simple
                3.02   Fee Simple
                3.03   Fee Simple
                3.04   Fee Simple
                3.05   Fee Simple
                3.06   Fee Simple
                3.07   Fee Simple
                3.08   Fee Simple
                3.09   Fee Simple
                3.10   Fee Simple
                3.11   Fee Simple
                3.12   Fee Simple
                3.13   Fee Simple
                3.14   Fee Simple
                3.15   Fee Simple
                3.16   Fee Simple
                3.17   Fee Simple
                3.18   Fee Simple
                3.19   Fee Simple
                3.20   Fee Simple
                3.21   Fee Simple
                3.22   Fee Simple
                3.23   Fee Simple
                3.24   Fee Simple
                3.25   Fee Simple
                3.26   Fee Simple
                3.27   Fee Simple
                3.28   Fee Simple
                3.29   Fee Simple
                3.30   Fee Simple
                3.31   Fee Simple
                3.32   Fee Simple
                3.33   Fee Simple
                3.34   Fee Simple
                3.35   Fee Simple
                3.36   Fee Simple
                   4   Fee Simple                           GSMC                   GSMC
                   9   Fee Simple                           GSMC                   GSMC
                  10                                        GSMC                   GSMC
               10.01   Fee Simple
               10.02   Fee Simple
               10.03   Fee Simple
               10.04   Fee Simple
               10.05   Fee Simple
               10.06   Fee Simple
               10.07   Fee Simple
               10.08   Fee Simple
               10.09   Fee Simple
               10.10   Fee Simple
               10.11   Fee Simple
               10.12   Fee Simple
               10.13   Fee Simple
               10.14   Fee Simple
                  12   Fee Simple                           GSMC                   GSMC
                  15   Fee Simple                           GSMC                   GSMC
                  17                                        GSMC                   GSMC
               17.01   Fee Simple
               17.02   Fee Simple
               17.03   Fee Simple
               17.04   Fee Simple
               17.05   Fee Simple
               17.06   Fee Simple
                  18   Fee Simple                           GSMC                   GSMC
                  19   Leasehold                            GSMC                   GSMC
                  22   Fee Simple                           GSMC                   GSMC
                  26                                        GSMC                   GSMC
               26.01   Fee Simple
               26.02   Fee Simple
               26.03   Fee Simple
               26.04   Fee Simple
                  28   Fee Simple                           GSMC                   GSMC
                  29                                        GSMC                   GSMC
               29.01   Fee Simple
               29.02   Fee Simple
               29.03   Fee Simple
               29.04   Fee Simple
               29.05   Fee Simple
               29.06   Fee Simple
               29.07   Fee Simple
               29.08   Fee Simple
               29.09   Fee Simple
               29.10   Fee Simple
               29.11   Fee Simple
               29.12   Fee Simple
                  30   Fee Simple                           GSMC                   GSMC
                  32   Fee Simple                           GSMC                   GSMC
                  34   Fee Simple                           GSMC                   GSMC
                  40   Fee Simple                           GSMC                   GSMC
                  43   Fee Simple                           GSMC                   GSMC
                  44   Fee Simple                           GSMC                   GSMC
                  59   Fee Simple                           GSMC                   GSMC
                  62   Fee Simple                           GSMC                   GSMC
                  65   Fee Simple                           GSMC                   GSMC
                  70   Fee Simple                           GSMC                   GSMC
                  73   Fee Simple                           GSMC                   GSMC
                  81   Fee Simple                           GSMC                   GSMC
                  82   Fee Simple                           GSMC                   GSMC
                  83   Fee Simple                           GSMC                   GSMC
                  84   Fee Simple                           GSMC                   GSMC
                  89   Fee Simple                           GSMC                   GSMC
                  91   Fee Simple                           GSMC                   GSMC
                  92   Fee Simple                           GSMC                   GSMC
                  96   Fee Simple                           GSMC                   GSMC
                  97   Fee Simple                           GSMC                   GSMC
                 100   Fee Simple                           GSMC                   GSMC
                 102   Fee Simple                           GSMC                   GSMC
                 104   Fee Simple                           GSMC                   GSMC
                 105   Fee Simple                           GSMC                   GSMC
                 108   Fee Simple                           GSMC                   GSMC
                 110   Fee Simple                           GSMC                   GSMC
                 111   Fee Simple                           GSMC                   GSMC
                 114   Fee Simple                           GSMC                   GSMC
                 115   Fee Simple                           GSMC                   GSMC
                 116   Fee Simple                           GSMC                   GSMC
                 121   Fee Simple                           GSMC                   GSMC
                 122   Fee Simple                           GSMC                   GSMC
                 125   Fee Simple                           GSMC                   GSMC
                 126   Fee Simple                           GSMC                   GSMC
                 128   Fee Simple                           GSMC                   GSMC
                 130   Fee Simple                           GSMC                   GSMC
                 131   Fee Simple                           GSMC                   GSMC
                 132   Fee Simple                           GSMC                   GSMC
                 133   Fee Simple                           GSMC                   GSMC
                 134   Fee Simple                           GSMC                   GSMC
                 135   Fee Simple                           GSMC                   GSMC
                 136   Fee Simple                           GSMC                   GSMC
                 137   Fee Simple                           GSMC                   GSMC
                 140   Fee Simple                           GSMC                   GSMC
                 141   Fee Simple                           GSMC                   GSMC
                 146   Fee Simple                           GSMC                   GSMC
                 148   Fee Simple                           GSMC                   GSMC
                 149   Fee Simple                           GSMC                   GSMC
                 151   Fee Simple                           GSMC                   GSMC
                 152   Fee Simple                           GSMC                   GSMC
                 154   Fee Simple                           GSMC                   GSMC
                 157   Fee Simple                           GSMC                   GSMC
                 158   Fee Simple                           GSMC                   GSMC
                 163   Fee Simple                           GSMC                   GSMC
                 164   Fee Simple                           GSMC                   GSMC
                 165   Fee Simple                           GSMC                   GSMC
                 166   Fee Simple                           GSMC                   GSMC
                 167   Fee Simple                           GSMC                   GSMC
                 168   Fee Simple                           GSMC                   GSMC
                 173   Fee Simple                           GSMC                   GSMC
                 174   Fee Simple                           GSMC                   GSMC
                 175   Fee Simple                           GSMC                   GSMC
                 176   Fee Simple                           GSMC                   GSMC
                 179   Fee Simple                           GSMC                   GSMC
                 180   Fee Simple                           GSMC                   GSMC
                 182   Fee Simple                           GSMC                   GSMC
                 184   Fee Simple                           GSMC                   GSMC
                 185   Fee Simple                           GSMC                   GSMC
                 186   Fee Simple                           GSMC                   GSMC
                 188   Fee Simple                           GSMC                   GSMC
                 189   Fee Simple                           GSMC                   GSMC
                 190   Fee Simple                           GSMC                   GSMC
                 193   Fee Simple                           GSMC                   GSMC
                 194   Fee Simple                           GSMC                   GSMC
                 196   Fee Simple                           GSMC                   GSMC
                 198   Fee Simple                           GSMC                   GSMC
                 200   Fee Simple                           GSMC                   GSMC




SPLIT LOANS

9-P                                                         GSMC                   GSMC
34-B                                                        GSMC                   GSMC
100-B                                                       GSMC                   GSMC
115-B                                                       GSMC                   GSMC
125-B                                                       GSMC                   GSMC


GCCFC 07-GG9 Loan ID   Prepayment Type
--------------------   -----------------------------------------------------------------------------------------------------------
                   2   Lockout/25_Defeasance/91_0%/4
                   3   Lockout/5_Greater of YM or 1% (via property releases <$50,000,000)/21_Defeasance or Greater of YM or 1%
                       (via property releases <$50,000,000)/88_0%/5
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4   Lockout/25_Defeasance/91_0%/4
                   9   Lockout/27_Defeasance/88_0%/5
                  10   Lockout/26_Defeasance or Partial Defeasance/89_0%/4
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12   Lockout/27_Defeasance/88_0%/4
                  15   Lockout/25_Defeasance/91_0%/4
                  17   Lockout/25_Defeasance or Greater of YM or 1% (also Partial Defeasance or Partial Yield Maintenance)/91_0%/4
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18   Lockout/26_Defeasance or Partial Defeasance/89_0%/4
                  19   Lockout/27_Defeasance/89_0%/4
                  22   Lockout/11_>YM or 0.125%/39_0%/10
                  26   Lockout/25_Defeasance or Partial Defeasance/30_0%/4
               26.01
               26.02
               26.03
               26.04
                  28   Lockout/28_Defeasance/88_0%/4
                  29   Lockout/25_Defeasance or Partial Defeasance/55_0%/4
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30   Lockout/25_Defeasance/30_0%/4
                  32   Lockout/26_Defeasance or YM/30_0%/4
                  34   Lockout/29_Defeasance/21_0%/10
                  40   Lockout/26_Defeasance/30_0%/4
                  43   Lockout/26_Defeasance/90_0%/4
                  44   Lockout/26_Defeasance/90_0%/4
                  59   Lockout/26_Defeasance/89_0%/5
                  62   Lockout/26_Defeasance/90_0%/4
                  65   Lockout/26_Defeasance/89_0%/5
                  70   Lockout/27_Defeasance/29_0%/4
                  73   Lockout/26_Defeasance/90_0%/4
                  81   Lockout/26_Defeasance/90_0%/4
                  82   Lockout/26_Defeasance/90_0%/4
                  83   Lockout/26_Defeasance/90_0%/4
                  84   Lockout/28_Defeasance/88_0%/4
                  89   Lockout/26_Defeasance or Partial Defeasance/90_0%/4
                  91   Lockout/26_Defeasance/90_0%/4
                  92   Lockout/26_Defeasance/90_0%/4
                  96   Lockout/27_Defeasance/89_0%/4
                  97   Lockout/26_Defeasance/90_0%/4
                 100   Lockout/28_Defeasance/88_0%/4
                 102   Lockout/28_Defeasance/88_0%/4
                 104   Lockout/28_Defeasance/88_0%/4
                 105   Lockout/25_Defeasance/91_0%/4
                 108   Lockout/25_Defeasance/91_0%/4
                 110   Lockout/27_Defeasance/89_0%/4
                 111   Lockout/26_Defeasance/87_0%/7
                 114   Lockout/26_Defeasance/90_0%/4
                 115   Lockout/28_Defeasance/88_0%/4
                 116   Lockout/25_Defeasance/91_0%/4
                 121   Lockout/25_Defeasance/91_0%/4
                 122   Lockout/23_>YM or 1%/57_0%/4
                 125   Lockout/24_Defeasance/92_0%/4
                 126   Lockout/27_Defeasance/89_0%/4
                 128   Lockout/26_Defeasance or Partial Defeasance/90_0%/4
                 130   Lockout/26_Defeasance/90_0%/4
                 131   Lockout/27_Defeasance/89_0%/4
                 132   Lockout/26_Defeasance/90_0%/4
                 133   Lockout/26_Defeasance/89_0%/5
                 134   Lockout/11_>YM or 1%/105_0%/4
                 135   Lockout/26_Defeasance/90_0%/4
                 136   Lockout/25_Defeasance/91_0%/4
                 137   Lockout/26_Defeasance/90_0%/4
                 140   Lockout/27_Defeasance/89_0%/4
                 141   Lockout/23_>YM or 1% (also Partial YM)/93_0%/4
                 146   Lockout/27_>YM or 1%/89_0%/4
                 148   Lockout/23_>YM or 1%/90_0%/7
                 149   Lockout/26_Defeasance or Greater of YM or 1%/90_0%/4
                 151   Lockout/26_Defeasance/90_0%/4
                 152   Lockout/27_Defeasance/89_0%/4
                 154   Lockout/26_Defeasance/90_0%/4
                 157   Lockout/28_Defeasance/88_0%/4
                 158   Lockout/28_Defeasance/88_0%/4
                 163   Lockout/27_Defeasance/29_0%/4
                 164   Lockout/23_>YM or 1%/93_0%/4
                 165   Lockout/25_Defeasance/91_0%/4
                 166   Lockout/26_Defeasance/90_0%/4
                 167   Lockout/27_Defeasance/89_0%/4
                 168   Lockout/25_Defeasance/91_0%/4
                 173   Lockout/26_Defeasance/90_0%/4
                 174   Lockout/27_Defeasance/89_0%/4
                 175   Lockout/26_Defeasance/90_0%/4
                 176   Lockout/25_Defeasance/91_0%/4
                 179   Lockout/26_Defeasance/90_0%/4
                 180   Lockout/28_Defeasance/88_0%/4
                 182   Lockout/25_>YM or 1%/31_0%/4
                 184   Lockout/25_Defeasance/91_0%/4 (3)
                 185   Lockout/26_>YM or 1%/90_0%/4
                 186   Lockout/27_Defeasance or Greater of YM or 1%/89_0%/4
                 188   Lockout/27_Defeasance/113_0%/4
                 189   Lockout/28_Defeasance/88_0%/4
                 190   Lockout/27_Defeasance/89_0%/4
                 193   Lockout/27_Defeasance/89_0%/4
                 194   Lockout/26_>YM or 1%/30_0%/4
                 196   Lockout/26_Defeasance/90_0%/4
                 198   Lockout/25_Defeasance/91_0%/4
                 200   Lockout/28_Defeasance/88_0%/4




SPLIT LOANS

9-P                    Lockout/27_Defeasance/88_0%/5
34-B                   Lockout/29_Defeasance/21_0%/10
100-B                  Lockout/28_Defeasance/88_0%/4
115-B                  Lockout/28_Defeasance/88_0%/4
125-B                  Lockout/24_Defeasance/92_0%/4


GCCFC 07-GG9 Loan ID   Crossed With Other Loans (Crossed Group)
--------------------   ----------------------------------------
                   2   NAP
                   3   NAP
                3.01
                3.02
                3.03
                3.04
                3.05
                3.06
                3.07
                3.08
                3.09
                3.10
                3.11
                3.12
                3.13
                3.14
                3.15
                3.16
                3.17
                3.18
                3.19
                3.20
                3.21
                3.22
                3.23
                3.24
                3.25
                3.26
                3.27
                3.28
                3.29
                3.30
                3.31
                3.32
                3.33
                3.34
                3.35
                3.36
                   4   NAP
                   9   NAP
                  10   NAP
               10.01
               10.02
               10.03
               10.04
               10.05
               10.06
               10.07
               10.08
               10.09
               10.10
               10.11
               10.12
               10.13
               10.14
                  12   NAP
                  15   NAP
                  17   NAP
               17.01
               17.02
               17.03
               17.04
               17.05
               17.06
                  18   NAP
                  19   NAP
                  22   NAP
                  26   NAP
               26.01
               26.02
               26.03
               26.04
                  28   NAP
                  29   NAP
               29.01
               29.02
               29.03
               29.04
               29.05
               29.06
               29.07
               29.08
               29.09
               29.10
               29.11
               29.12
                  30   NAP
                  32   NAP
                  34   NAP
                  40   NAP
                  43   NAP
                  44   NAP
                  59   NAP
                  62   NAP
                  65   NAP
                  70   NAP
                  73   NAP
                  81   NAP
                  82   NAP
                  83   NAP
                  84   NAP
                  89   NAP
                  91   NAP
                  92   NAP
                  96   NAP
                  97   NAP
                 100   NAP
                 102   NAP
                 104   NAP
                 105   NAP
                 108   NAP
                 110   NAP
                 111   NAP
                 114   NAP
                 115   NAP
                 116   NAP
                 121   NAP
                 122   NAP
                 125   NAP
                 126   NAP
                 128   NAP
                 130   NAP
                 131   NAP
                 132   NAP
                 133   NAP
                 134   NAP
                 135   NAP
                 136   NAP
                 137   NAP
                 140   NAP
                 141   NAP
                 146   NAP
                 148   NAP
                 149   NAP
                 151   NAP
                 152   NAP
                 154   NAP
                 157   NAP
                 158   NAP
                 163   NAP
                 164   NAP
                 165   NAP
                 166   NAP
                 167   NAP
                 168   NAP
                 173   NAP
                 174   NAP
                 175   NAP
                 176   NAP
                 179   NAP
                 180   NAP
                 182   NAP
                 184   NAP
                 185   NAP
                 186   NAP
                 188   NAP
                 189   NAP
                 190   NAP
                 193   NAP
                 194   NAP
                 196   NAP
                 198   NAP
                 200   NAP




SPLIT LOANS

9-P                    NAP
34-B                   NAP
100-B                  NAP
115-B                  NAP
125-B                  NAP



(1) Upon securitization of the subordinate companion loan, the servicing fee shall be 5bps.

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

48.   With respect to each Mortgage Loan in the Multifamily Loan Group:

            A. Location of Properties. Each Mortgaged Property securing a Mortgage in the Multifamily Loan Group is located in the United States or in its territories (Puerto Rico, the U.S. Virgin Islands, Guam).

            B. Number of Units. Each Mortgage in the Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

            C. Construction Completed. Each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group that is secured by a newly-constructed property has achieved a percentage of physical occupancy of more than 65% as indicated in Annex A to the Prospectus Supplement.

            D. Dwelling Units. For each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group, a certificate of occupancy has been collected or confirmation that the certificate of occupancy has been issued by the appropriate authority has been obtained.

            E. Mixed Use Properties. Mortgages in the Multifamily Loan Group are secured by properties that have both a housing component and a non-housing component meet all of the following requirements:

                  (A)   The physical plan consists of:

                        (1) A single structure; or

                        (2) Multiple Structures, some of which contain mixed
                  uses but none of which is entirely non-residential; or

                        (3) Multiple Structures most of which are entirely
                  residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

                        (B) The aggregate gross commercial income does not
                  exceed 20% of the estimated total gross income.

            F. RV parks. The Multifamily Loan Group contains no Mortgages on manufactured housing parks where the aggregate gross income from homesites for dwelling units that re not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

            G. Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph E above, all of the properties securing the Mortgages in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing as described above, or mixed-use properties as described above), cooperative housing or manufactured housing parks and none of the properties securing the Mortgages in the Multifamily Loan Group are hotel properties or provide daily rentals.

            H. Use. The Mortgage Loan documents for each mortgage in the Multifamily Loan Group contain covenants that prohibit a change of use of the Mortgaged Property securing such mortgage without the mortgagee's prior consent.

                                  SCHEDULE A

              GG9 - EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

--------------------------------------------------------------------------------
Representation                      Description of Exception
--------------------------------------------------------------------------------

                 Loan No. 19 (Branson Landing). The Mortgaged Property is subject to a tenant purchase option to Bass Pro Shops whereby the tenant may purchase its building at a price equal to 90% of the fair market value of the improvements either (i) at the end of the tenant's original 21-year lease, (ii) upon the payoff of the TIF bond financing used to construct the tenant's building, or (iii) upon the expiration of any tenant renewal options.

   (8)           Loan No. 184 (Fidelity Building). The Mortgaged Property is
 Mortgage        subject to a purchase option to developer St. Johns Town
   Lien          Center, LLC whereby the developer may purchase the Mortgaged
                 Property in the event the owner of the Mortgaged Property ceases to operate a business on the Mortgaged Property for more than 180 consecutive days other than as a result of casualty, condemnation, remodeling or repair. The purchase price shall be equal to the greater of (i) fair market value of the Mortgaged
                 Property, (ii) $1,186,653.94 (plus costs) and (iii) the outstanding principal balance of the Mortgage Loan.

--------------------------------------------------------------------------------

                 Loan No. 34 (Victoria Ward Warehouse & Plaza). Business interruption insurance is required in an amount to cover from the date of the casualty to the date of the Mortgaged Property is repaired, plus an extended period of indemnity for 60 days after completion of restoration.

                 Loan No. 18 (Renaissance Atlanta Waverly Hotel). The loan documents require the Mortgagor to maintain standard insurance coverage that meets certain per property requirements; provided, however, as long as Marriott Hotel Services Inc. or a subsidiary thereof is the manager of the Mortgaged Property, Mortgagor may maintain its insurance under the blanket insurance policy provided by the manager that may not meet the per property requirements (the "MI Blanket Insurance Program"). The MI Blanket Insurance Program was approved by the lender at the origination of the Mortgage Loan.

   (13)          Loan No. 59 (Two Rivers-Aurora Healthcare Clinic), Loan No. 65
 Insurance       (Hartford-Aurora Healthcare Clinic) and Loan No. 133
                 (Neenah-Aurora Healthcare Clinic). Aurora Medical Group, Inc.
                 is the sole tenant and has obligations under its lease to maintain insurance coverage on the Mortgaged Property and each insurance policy is not terminable without 20 days prior notice. For as long as the tenant's lease is effective, the Mortgagor's insurance obligations are modified to reflect the tenant's insurance obligations.

                 Loan No. 74 (HJA Industrial Portfolio). With respect to seven of the eight Mortgaged Properties, the related tenant is obligated to provide insurance, and Mortgagor's rights regarding the settlement, adjustment, and application of insurance proceeds in connection with a casualty are subject to the rights of each tenant under its respective lease.

                 Loan No. 116 (Timberwood Trace Apartments). If windstorm coverage is excluded from the Mortgagor's all-risk insurance policy, then the Mortgagor is required to provide separate windstorm insurance. The Mortgagor is permitted to self-insure its windstorm coverage; provided, however, if the guarantor fails to maintain a minimum net worth of at least $50,000,000, the Mortgagor is required to purchase windstorm insurance.

--------------------------------------------------------------------------------

                 Loan No. 59 (Two Rivers-Aurora Healthcare Clinic). The
                 Mortgagor is permitted to issue preferred equity, subject to the satisfaction of certain conditions, including among other things: (i) the sum of the unpaid principal balance of the
                 Mortgage Loan together with the preferred equity does not
   (23)          exceed the lesser of (a) a loan-to-value ratio of 93% of the
Transfers &      Mortgaged Property or (b) $28,682,400 and (ii) rating agency
Subordinate      confirmation that the preferred equity would not result in a
   Debt          requalification, reduction or withdrawal of the then current ratings of any class of certificates.

                 Loan No. 65 (Hartford-Aurora Healthcare Clinic). The Mortgagor is permitted to issue preferred equity, subject to the satisfaction of certain conditions, including among other things: (i) the sum of the unpaid principal balance of the Mortgage Loan together with the preferred equity does not exceed the lesser of (a) a loan-to-value ratio of 93% of the Mortgaged Property or (b) $24,209,700 and (ii) rating agency confirmation that the preferred equity would not result in a requalification, reduction or withdrawal of the then current ratings of any class of certificates.

                 Loan No. 70 (300 North Martingale). The Mortgagor is permitted to issue preferred, subject to the satisfaction of certain conditions, including among other things: (i) the sum of the unpaid principal balance of the Mortgage Loan together with the preferred equity (a) does not exceed the loan-to-value ratio of 85% of the Mortgaged Property and (b) has a debt service coverage ratio greater than or equal to 1.10x and (ii) rating agency confirmation that the preferred equity would not result in a requalification, reduction or withdrawal of the then current ratings of any class of certificates.

                 Loan No. 133 (Neenah-Aurora Healthcare Clinic). The Mortgagor is permitted to issue preferred equity, subject to the satisfaction of certain conditions, including among other things: (i) the sum of the unpaid principal balance of the Mortgage Loan together with the preferred equity does not exceed the lesser of (a) a loan-to-value ratio of 93% of the Mortgaged Property or (b) $9,939,900 and (ii) rating agency confirmation that the preferred equity would not result in a requalification, reduction or withdrawal of the then current ratings of any class of certificates.

--------------------------------------------------------------------------------

                 Loan No. 28 (The District II) and Loan No. 102 (Corporate Center I). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 26 (Car Dealership Portfolio) and Loan No. 30 (Park Place Motorcars). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 43 (Summerfield Suites-White Plains), Loan No. 62 (Summerfield Suites-Pleasant Hill), Loan No. 73 (Summerfield Suites-Scottsdale), Loan No. 81 (Summerfield
                 Suites-Bridgewater), Loan No. 82 (Summerfield
                 Suites-Pleasanton), Loan No. 92 (Summerfield
                 Suites-Gaithersburg) and Loan No. 137 (Summerfield Suites-Charlotte). The Mortgagors of these Mortgage Loans have the same sponsor.

    (38)         Loan No. 59 (Two Rivers-Aurora Healthcare Clinic), Loan No. 65
Organization     (Hartford-Aurora Healthcare Clinic) and Loan No. 133
    of &         (Neenah-Aurora Healthcare Clinic). The Mortgagors of these
 Affiliation     Mortgage Loans have the same sponsor.
    with
 Mortgagors      Loan No. 100 (Toringdon III), Loan No. 105 (Palisades II) and
                 Loan No. 115 (Toringdon V). The Mortgagors of these Mortgage
                 Loans have the same sponsor.

                 Loan No. 176 (Lake Mead) and Loan No. 198 (Aliante). The Mortgagors of these Mortgage Loans have the same sponsor.

                 Loan No. 140 (Festival) and Loan No. 189 (Bread and Butter). The Mortgagors of these Mortgage loans have the same sponsor.

                 Loan No. 151 (Academy Sports & Outdoors) and Loan No. 179 (Arbrook Square Shopping Center). The Mortgagors of these Mortgage loans have the same sponsor.

--------------------------------------------------------------------------------

                 Loan No. 19 (Branson Landing). The Mortgaged Property does not constitute a separate tax parcel. The Mortgagor shall cause the
                 Mortgaged Property to be taxed as if it constituted a separate tax parcel. An escrow exists for taxes on all real property encompassed within the tax parcel of which the Mortgaged
   (41)          Property is a part.
  Access;
Tax Parcels      Loan No. 140 (Festival). The Mortgaged Property does not
                 constitute a separate tax parcel. All of the taxes attributable to the parcel of which the Mortgaged Property is a part will be escrowed.

--------------------------------------------------------------------------------

   (47)
  Ground
   Lease

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                 Loan No. 19 (Branson Landing). With respect to the Empire
   (47I) District Electric Company ground lease, condemnation proceeds are first payable to the Ground Lessor to the extent of the unimproved value of the land.

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                 Loan No. 19 (Branson Landing). With respect to the Empire
                 District Electric Company ground lease, upon termination of the
   (47L) ground lease due to default by the sub-lessor City of Branson, the Ground Lessor is required to enter into a new lease, subject to the approval of the Federal Energy Regulatory Commission, since the Ground Lessor is a utility company.

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  Exhibit B-39 (Mortgage Loans not secured in whole or in material part by fee simple interests)
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Loan No. 19 (Branson Landing).   Subleasehold with respect to a portion of the
                                 Mortgaged Property, and sub-subleasehold with respect to the remaining portion of the Mortgaged Property.